SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 25, 2001


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                               333-72661             51-0368240

(State or other                 (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 832-7000


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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the January, 2001 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.






Master Serviced by Residential Funding Corporation

1995-QS1  RALI  1996-QS1 RALI 1996-QS2 RALI 1996-QS3 RALI 1996-QS4 RALI 1996-QS5
RALI 1996-QS6 RALI 1996-QS7 RALI 1996-QS8 RALI 1997-QPCR1 RALI 1997-QPCR2 RALI 1997-QPCR3 RALI 1997-QS1 RALI 1997-QS10 RALI 1997-QS11 RALI 1997-QS12 RALI
1997-QS13  RALI 1997-QS2 RALI 1997-QS3 RALI 1997-QS4 RALI 1997-QS5 RALI 1997-QS6
RALI 1997-QS7 RALI 1997-QS8 RALI 1997-QS9 RALI 1998-QS1 RALI 1998-QS10 RALI 1998-QS11 RALI 1998-QS12 RALI 1998-QS13 RALI 1998-QS14 RALI 1998-QS15 RALI
1998-QS16 RALI 1998-QS17 RALI 1998-QS2 RALI 1998-QS3 RALI 1998-QS4 RALI 1998-QS5
RALI 1998-QS6 RALI 1998-QS7 RALI 1998-QS8 RALI 1998-QS9 RALI 1999-QS1 RALI 1999-QS10 RALI 1999-QS11 RALI 1999-QS12 RALI 1999-QS13 RALI 1999-QS14 RALI
1999-QS15  RALI 1999-QS2 RALI 1999-QS3 RALI 1999-QS4 RALI 1999-QS5 RALI 1999-QS6
RALI 1999-QS7 RALI 1999-QS8 RALI 1999-QS9 RALI 2000-QS1 RALI 2000-QS10 RALI 2000-QS11 RALI 2000-QS12 RALI 2000-QS13 RALI 2000-QS14 RALI 2000-QS2 RALI
2000-QS3  RALI  2000-QS4 RALI 2000-QS5 RALI 2000-QS6 RALI 2000-QS7 RALI 2000-QS8
RALI 2000-QS9 RALI



Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.



By:     /s/ Davee Olsen
Name:   Davee Olsen
Title:  Chief Financial Officer
Dated:  January 25, 2001

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